UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2003


                               EP MedSystems, Inc.
        (Exact name of small business issuer as specified in its charter)


                          New Jersey 0-28260 22-3212190
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                           575 Route 73 N. Building D
                          West Berlin, New Jersey 08091
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets

     On August 28, 2003, EP MedSystems, Inc. (the "Company" or "EPMedSystems") issued a Secured Convertible Note (the "Convertible Note") to Laurus Master Fund, Ltd. ("Laurus") and entered into a related Security Agreement with Laurus, pursuant to which Laurus provided the Company with a $4,000,000 revolving asset-based credit facility in the form of a three-year Convertible Note secured by the accounts receivable, inventory, real property and other assets of the Company, other than intellectual property.

     At the closing of this transaction, the Company issued the Convertible Note to Laurus having a principal amount of $4,000,000 and received net proceeds of $2,661,600. The remaining $1,000,000 has been funded by Laurus and is expected to be available to the Company upon the fulfillment of certain customary requirements associated with documenting Laurus' security interest in the Company's real property. The balance of the proceeds was used to pay fees incurred in connection with this transaction. In addition, the Company paid a portion of the fees payable to an intermediary in shares of the Company's Common Stock having a market value on the date of closing of this transaction equal to $100,000. The net proceeds of the Convertible Note will be used by the Company for working capital purposes and payment of outstanding debt.

     The portion of the Convertible Note against which Laurus advances funds based on the Company's accounts receivable bears interest at the prime rate, with a floor of 4%, and the balance (the "Advance Amounts") bears interest at the prime rate plus 2%. One half of Advance Amounts outstanding the date of the closing (approximately $1,350,000) is required to be repaid on or before February 28, 2005. The remaining balance of the Advance Amounts outstanding the date of the closing is required to be repaid on or before August 28, 2006. The credit facility may be extended by the Company, subject to certain rights of cancellation by Laurus, on a year-by-year basis, commencing August 28, 2006. The Company may repay, in cash, without penalty, up to $500,000 of the Convertible
Note in any one calendar year, plus all Advance Amounts.

     Subject to certain volume limitations and other conditions, all or a portion of the Convertible Note is convertible into the Common Stock of the Company at the Company's option if the market price of the Company's Common Stock reaches a level, for 11 consecutive trading days, which is above 120% of $2.55 (the "Fixed Conversion Price"), which is a price in excess of the market price of the Company's Common Stock on the date of closing. Subject to certain volume limitations and other conditions, Laurus has the option to convert all or a portion of the Convertible Note into shares of the Company's Common Stock if the market price of the Common Stock reaches a level which is above the Fixed Conversion Price.

     Following the conversion into the Company's Common Stock by the Company and/or by Laurus of an aggregate of $2,000,000 of the principal amount of the Convertible Note (a "Conversion Event"), the Fixed Conversion Price will be adjusted upward to a price which is 115% of the average of the closing price of the Company's Common Stock for the three trading days prior to the Conversion Event. Subject to certain limitations, including the repayment obligations with respect to Advance Amounts described above, the dollar amounts of the Convertible Note converted may be reborrowed.

     The Fixed Conversion Price is subject to adjustment, with customary exceptions and on a weighted-average basis, in connection with sales of the Company's securities below the Fixed Conversion Price then in effect, and is also subject to adjustment for stock splits, combinations, stock dividends and similar events.

     As part of the credit facility transaction, Laurus and the intermediary also received warrants to purchase an aggregate of 240,750 shares of the Company's Common Stock (the "Warrants"), with exercise prices set as follows:
$2.93 per share for the purchase of up to the first 133,750 shares, $3.19 per share for the purchase of up to the next 80,250 shares, and $3.70 per share for the purchase of up to the final 26,750 shares. The expiration date of the warrants is August 28, 2010. The exercise price of the warrants and the number of shares underlying the warrants are subject to adjustments for stock splits, combinations, stock dividends and similar events.

     The Company is required to register under the Securities Act of 1933, as amended, within 60 days from the closing of this transaction, 1,500,000 shares of its Common Stock which may be received by Laurus upon conversion of the Convertible Note and/or exercise of the Warrant and will be required to so register the remainder of such shares (approximately 300,000 shares) on the date which is the earlier of (i) one year from the closing of the transaction or (ii) the date of conversion of a portion of the Convertible Note.

FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K contains statements of a forward-looking nature relating to future events or the future financial performance of the Company, including, but not limited to, the satisfaction of the conditions to the availability to the Company of the additional $1,000,000 funded by Laurus and the conversion of the Convertible Note. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. We emphasize to you that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. When we use the words or phrases "believe," "anticipate," "expect," "intend," "will likely result," "estimate," "project" or similar expressions in this Current Report on Form 8-K, we intend to identify such forward-looking statements, but they are not the exclusive means by which such statements are made. The forward-looking statements are only expectations and/or predictions which are subject to risks and uncertainties and general economic, market or business conditions, opportunities or lack of opportunities that may be presented to EP MedSystems, competitive actions, changes in laws and regulations and other matters discussed herein and elsewhere.

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

     We caution readers to review the cautionary statements set forth in this Current Report on Form 8-K and in EP MedSystems' other reports filed with the Securities and Exchange Commission and caution that other factors may prove to be important in affecting EP MedSystems' business and results of operations. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 7.  Exhibits.

         (c)      The following are filed herewith as exhibits:

10.1 Secured Convertible Note, dated August 28, 2003, by and between the Company and Laurus.
10.2 Security Agreement, dated August 28, 2003, by and between the Company and Laurus.
10.3 Common Stock Purchase Warrant, dated August 28, 2003, issued by the Company to Laurus.
10.4 Registration Rights Agreement, dated August 28, 2003, by and between the Company and Laurus.
10.5 Guaranty, dated August 28, 2003, issued by ProCath Corporation ("ProCath"), a wholly-owned subsidiary of the Company, to Laurus.
10.6     Security Agreement, dated August 28, 2003, by and between ProCath and
         Laurus.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EP MEDSYSTEMS, INC.
                                                     Registrant


Date:    September 12, 2003                          By:  /s/ Matthew C. Hill
                                                     Matthew C. Hill
                                                     Chief Financial Officer



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